UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 28, 2023

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Loan Agreement

On July 28, 2023, Superior Drilling Products, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) among Vast Bank, National Association, as lender (the “Lender”), and various subsidiaries of the Company as guarantors (the “Guarantors”).

The Loan Agreement provides for loans through the following facilities (collectively, the “Loans”):

-	Revolving Line: The lesser of $750,000 or the borrowing base, which is as of a date is 50% of eligible inventory as calculated under the Loan Agreement (“Revolving Line”), which matures on July 28, 2025.

-	Term Loan: $1,719,200 term loan (the “Term Loan”), which matures on July 28, 2028.

The proceeds of the Loans were used to repay the Company’s existing secured indebtedness as described under Item 1.02 of this Current Report, and then shall be used by the Company for working capital and growth capital purposes of the Company and its subsidiaries.

The interest rate per annum applicable to the Revolving Line at the greater of (a) Prime plus 1.00% and (b) 7.50%. The interest rate per annum applicable to the Term Loan is 8.18%. The Company will make payments of principal and interest monthly on the Term Loan, and interest only on the Revolving Line, commencing on August 28, 2023. The balance of principal and interest on both Loans will be due upon maturity, if not sooner repaid.

The Company has paid to the Lender a non-refundable upfront fee of 0.75% of each of the Revolving Line and the Term Loan. The Company may prepay and/or repay the Loans, in whole or in part, at any time without premium or penalty, subject to certain conditions.

The Loan Agreement contains customary covenants limiting, among other things, the incurrence of additional indebtedness, the creation of liens, mergers, consolidations, liquidations and dissolutions, sales of assets, dividends and other payments in respect of equity interests, acquisitions, investments, loans and guarantees, subject, in each case, to customary exceptions, thresholds and baskets. The Loan Agreement also includes certain financial covenants which include a current assets/liabilities ratio, a debt service coverage ratio and a leverage ratio, as defined in the Loan Agreement. The Loan Agreement also contains customary events of default.

The Company’s obligations under the Loan Agreement are guaranteed by the Guarantors, and the obligations of the Company and any Guarantors are secured by a perfected first priority security interest in substantially all of the existing and future personal property of the Company and each Guarantor, subject to certain exceptions as noted in the Loan Agreement.

In addition, in connection with entering into the Loan Agreement, the Company entered into Business Manager Agreements for the purchase by the Lender of certain domestic and international accounts receivable of the Company. The domestic agreement includes all domestic accounts other than those from Baker Hughes Company and its subsidiaries. The international agreement includes international accounts from Schlumberger Oman & Company, CGZ Resources and Weatherford U.S. The face amount of the accounts under each agreement that may be purchased cannot exceed $2,500,000 under the domestic agreement and $2,000,000 under the international agreement. The service charge associated with the purchases is 1.25% under the domestic agreement and 2.0% under the international agreement. There are additional charges if accounts are not paid within 45 days. The accounts are secured by a security interest in the accounts receivable in all of the Company’s present and after-acquired accounts receivable of the customers as defined in the agreements.

The description of the Loan Agreement set forth above is qualified in its entirety by reference to the Loan Agreement filed as Exhibit 10.1 hereto, and the promissory notes for each of the Revolving Line and the Term Loan filed as Exhibits 10.2 and 10.3 hereto, and incorporated herein by reference. The description of the Business Manager Agreements set forth above is qualified in its entirety by reference to the Business Manager Agreements filed as Exhibits 10.4 and 10.5 hereto, and incorporated herein by reference.

Amendment to Lease

In connection with entering into the Loan Agreement, Meier Properties, Series LLC, a subsidiary of the Company, entered into an amendment (the “Amendment”) to the lease for the Company’s facilities in Vernal, Utah. Under the amendment, the tenant paid a security deposit of approximately $80,000 in exchange for the landlord entering into Landlord Lien Waiver and Collateral Access Agreement with the Lender.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with entering into the Loan Agreement, a portion of the proceeds of the Loans was used to repay in full the amounts outstanding under the revolving line of credit extended to the Company by Austin Financial Services, Inc. pursuant to the Loan and Security Agreement entered into in February 2019. As a result of such repayment, such Loan and Security Agreement was terminated.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 8.01	Other Events.

On August 2, 2023, the Company issued a press release announcing the Loan Agreement. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Loan Agreement among Superior Drilling Products, Inc., Vast Bank, National Association, and the guarantors named therein dated July 28, 2023.

10.2	Term Loan Promissory Note between Superior Drilling Products, Inc. and Vast Bank, National Association dated July 28, 2023.

10.3	Revolving Line Promissory Note between Superior Drilling Products, Inc. and Vast Bank, National Association dated July 28, 2023.

10.4	Business Manager Agreement (Domestic) between Vast Bank, National Association and Superior Drilling Company, Inc. dated July 28, 2023.

10.5	Business Manager Agreement (International) between Vast Bank, National Association and Superior Drilling Company, Inc. dated July 28, 2023.

10.6	First Amendment to Commercial Lease dated July 17, 2023 between Ernest M. Cherry, Jr. Revocable Trust and Carole A. Cherry Revocable Trust, as landlord, and Meier Properties, Series LLC, as tenant.

99.1	Press release issued on August 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2023

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer